
                                                                      EXHIBIT 21

             SUBSIDIARIES OF UNITED PARCEL SERVICE OF AMERICA, INC.
                                     AS OF
                               DECEMBER 31, 1996

WHOLLY-OWNED SUBSIDIARIES

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
                                                 STATE OF         DATE OF
                 SUBSIDIARIES                  INCORPORATION   INCORPORATION
                 ------------                  ------------- ------------------
United Parcel Service Co......................  Delaware     January 22, 1953
United Parcel Service Deutschland Inc.........  Delaware     September 10, 1980
United Parcel Service General Services Co.....  Delaware     November 4, 1957
United Parcel Service, Inc....................  New York     June 27, 1930
United Parcel Service, Inc....................  Ohio         March 19, 1934
United Parcel Service, Inc. (Virginia)........  Virginia     September 21, 1970
UPS Customhouse Brokerage, Inc................  Delaware     April 1, 1985
UPS International General Services Co.........  Delaware     August 12, 1988
UPS International, Inc........................  Delaware     July 5, 1988
 UPS International Forwarding, Inc............  Delaware     August 13, 1990
 UPS of Ireland, Inc..........................  Delaware     January 9, 1992
 UPS of Argentina, Inc........................  Delaware     March 17, 1992
 UPS of Brazil, Inc...........................  Delaware     November 12, 1993
 UPS of Portugal, Inc.........................  Delaware     June 30, 1992
 UPS of Norway, Inc...........................  Delaware     September 25, 1992
 United Parcel Service Espana Ltd.............  Delaware     December 4, 1992
 United Parcel Service Italia, S.R.L..........  Delaware     January 11, 1993
 UPS of China, Inc............................  Delaware     April 25, 1995
UPS Logistics Group, Inc......................  Delaware     May 24, 1996
 UPS Truck Leasing, Inc.......................  Delaware     September 11, 1991
 UPS Worldwide Logistics, Inc.................  Delaware     December 18, 1992
 Worldwide Dedicated Services, Inc............  Delaware     June 9, 1995
 Diversified Trimodal, Inc....................  Delaware     July 25, 1979
 Roadnet Technologies, Inc....................  Delaware     May 12, 1986
 SonicAir, Inc................................  Arizona      February 16, 1995
UPS Worldwide Forwarding, Inc.................  Delaware     August 12, 1988
UPICO Corporation.............................  Delaware     December 26, 1974
UPS Aviation Services, Inc....................  Delaware     February 7, 1989
Merchants Parcel Delivery.....................  Washington   April 5, 1909
Trailer Conditions, Inc.......................  Delaware     March 22, 1982
II Morrow, Inc................................  Oregon       March 9, 1982
Red Arrow Bonded Messenger Corporation........  California   November 16, 1922
UPS Air Leasing, Inc..........................  Delaware     October 12, 1989
 Avenair Corporation..........................  Nevada       November 14, 1994
 Nevair Corporation...........................  Nevada       November 10, 1994
UPS Telecommunications, Inc...................  Delaware     April 25, 1990
UPS Properties, Inc...........................  Delaware     May 9, 1990
 El Paso Distribution Center, Inc. (One)......  Texas        September 17, 1990
 El Paso Distribution Center, Inc. (Two)......  Texas        September 17, 1990
 Tri-State Distribution, Inc. (One)...........  Illinois     September 14, 1990
 Tri-State Distribution, Inc. (Two)...........  Illinois     September 14, 1990
 Tri-State Distribution, Inc. (Three).........  Illinois     September 14, 1990
 Tri-State Distribution, Inc. (Four)..........  Illinois     September 14, 1990
 Tri-State Distribution, Inc. (Five)..........  Illinois     September 14, 1990

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
                                              STATE OF            DATE OF
              SUBSIDIARIES                  INCORPORATION      INCORPORATION
              ------------               ------------------- ------------------
 Vista Distribution Center, Inc. (One).. Nevada              September 14, 1990
 Vista Distribution Center, Inc. (Two).. Nevada              September 14, 1990
 Vista Distribution Center, Inc.
  (Three)............................... Nevada              September 14, 1990
 Vista Distribution Center, Inc.
  (Four)................................ Nevada              September 14, 1990
 Vista Distribution Center, Inc.
  (Five)................................ Nevada              September 14, 1990
Upinsco, Inc............................ U.S. Virgin Islands December 1, 1994
Velleb, Inc............................. Washington          November 1, 1993
Adi Realty Company...................... Idaho               March 30, 1979
Alko Corporation........................ Oklahoma            December 7, 1976
Bardale Company......................... Illinois            July 1, 1963
Basplas Corporation..................... Delaware            January 16, 1987
Brastock Corporation.................... Nebraska            April 15, 1974
Brookind Corporation.................... Illinois            January 26, 1970
Buckroe Corporation..................... Alabama             September 17, 1984
Burdence Corporation.................... Rhode Island        September 26, 1969
Chasreal, Inc........................... West Virginia       January 10, 1965
Cleve Company........................... Ohio                December 19, 1958
Cova Corporation........................ Virginia            March 13, 1978
Dakkel Corporation...................... South Dakota        February 11, 1971
Dalho Corporation....................... Texas               January 29, 1970
Darico, Inc............................. Connecticut         May 26, 1969
Daven Corporation....................... Iowa                June 14, 1976
Deerfield Corporation................... Illinois            June 20, 1986
Denado Corporation...................... Colorado            March 1, 1971
Dullesport Corporation.................. Virginia            September 2, 1987
Edison Corporation...................... New Jersey          April 21, 1970
Elsil Corporation....................... Illinois            July 3, 1986
Evind Corporation....................... Indiana             November 6, 1969
Fardak Corporation...................... North Dakota        February 11, 1971
Galanta Company......................... Georgia             July 15, 1968
Kylou, Inc.............................. Kentucky            May 24, 1982
Labar Corporation....................... Louisiana           October 12, 1983
Lakefair Corporation.................... Virginia            September 1, 1987
Mascester Company, Inc.................. Massachusetts       June 13, 1969
Masreal Company, Inc.................... Massachusetts       November 8, 1962
Mexalb Corporation...................... New Mexico          September 15, 1975
Minneagen Real Estate Company........... Minnesota           January 26, 1985
Missjack Company........................ Mississippi         January 4, 1971
Montbill Corporation.................... Montana             July 22, 1976
Moroc Corporation....................... Missouri            October 6, 1972
Newbany Corporation..................... New York            September 23, 1969
Nubee, Inc.............................. New York            December 9, 1943
Oshaon Corporation...................... Wisconsin           April 16, 1974
Parkprop, Inc........................... Kansas              March 7, 1989
Penallen Corporation.................... Pennsylvania        July 7, 1969
Ralcar Corporation...................... North Carolina      April 20, 1970
Rockapar Corporation.................... Arkansas            April 30, 1973
Royoak, Incorporated.................... Michigan            July 10, 1969
Sallad Corporation...................... Texas               February 26, 1982
Saluta Corporation...................... Utah                February 22, 1977

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
                                                  STATE OF         DATE OF
                 SUBSIDIARIES                  INCORPORATION    INCORPORATION
                 ------------                  -------------- ------------------
Saskan Corporation............................ Kansas         June 16, 1969
 Kacika Corporation........................... Kansas         November 13, 1984
Socol Corporation............................. South Carolina July 2, 1969
Solacal Company............................... California     February 16, 1966
 Lacalos Corporation.......................... Nevada         January 29, 1986
Sophil Company................................ Pennsylvania   August 22, 1962
South Seventh Corporation..................... Washington     June 11, 1969
Stadiana, Inc................................. Indiana        April 1, 1959
Swanpor Corporation........................... Oregon         May 13, 1970
Temphis Corporation........................... Tennessee      September 10, 1969
Valacal Company............................... California     July 7, 1966
Verbal Corporation............................ Maryland       September 18, 1969
Verlas Corporation............................ Nevada         March 24, 1971
Willmanch Corporation......................... New Hampshire  October 30, 1973
Wyoas Corporation............................. Wyoming        June 10, 1976
Wyld, Inc..................................... Delaware       September 5, 1980

INTERNATIONAL SUBSIDIARIES

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
                                                                  DATE OF
                 SUBSIDIARY                      COUNTRY       INCORPORATION
                 ----------                   -------------- ------------------
United Parcel Service Pty. Ltd. ............  Australia      December 7, 1990
UPS Pty. Ltd................................  Australia      January 19, 1990
United Parcel Service Speditionsgesellschaft
 m.b.H......................................  Austria        September 2, 1986
UPS Transport GmbH..........................  Austria        November 5, 1986
United Parcel Service (Bahrain) WLL.........  Bahrain        February 19, 1983
United Parcel Service Belgium N.V...........  Belgium        December 22, 1988
United Parcel Service (Bermuda) Ltd.........  Bermuda        June 25, 1985
UPS DO Brasil & Cia.........................  Brazil         January 24, 1994
2855-8278 Quebec Inc........................  Canada         April 24, 1991
724352 Ontario Inc..........................  Canada         June 19, 1987
United Parcel Service Canada Ltd. ..........  Canada         September 19, 1974
United Parcel Service Cayman Islands
 Limited....................................  Cayman Islands June 5, 1992
UPS De San Jose, S.A........................  Costa Rica     July 27, 1995
UPS Denmark A/S.............................  Denmark        January 1, 1989
United Parcel Services Finland OY...........  Finland        January 28, 1987
United Parcel Service France S.N.C..........  France         March 31, 1994
Prost-Transports S.A. Speditionsgesellschaft
 gmbH.......................................  Germany        1989
United Parcel Service Deutschland Inc. .....  Germany        October 16, 1980
UPS Air Cargo Service GmbH..................  Germany        January 12, 1988
UPS Grundstuecksverwaltungs GmbH............  Germany        February 25, 1985
UPS Transport GmbH..........................  Germany        August 5, 1976
UPS Transport GmbH II.......................  Germany        July 23, 1990
UPS Worldwide Logistics GmbH................  Germany        August 17, 1993
UPS Parcel Delivery Service Limited.........  Hong Kong      November 6, 1987
United Parcel Service CSTC Ireland Limited..  Ireland        June 8, 1995
United Parcel Service of Ireland Limited....  Ireland        March 25, 1986
United Parcel Service Italia, S.R.L.........  Italy          July 30, 1986
United Parcel Service Co., Japan Branch.....  Japan          September 28, 1990
UPS Japan Limited...........................  Japan          October 14, 1986

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
                                                                 DATE OF
                 SUBSIDIARY                     COUNTRY       INCORPORATION
                 ----------                  -------------- ------------------
United Parcel Service Jersey Limited........ Jersey         October 23, 1973
United Parcel Service (M)Sdn. Bhd........... Malaysia       August 17, 1988
United Parcel Service (Transport) Sdn.
 Bhd........................................ Malaysia       October 2, 1989
United Parcel Service De Mexico S.A. De
 C.V........................................ Mexico         November 22, 1989
Prost-Transports Nederland B.V.............. Netherlands    July 20, 1988
United Parcel Service Nederland B.V......... Netherlands    December 19, 1985
UPS Norge A/S............................... Norway         August 8, 1986
UPS of Norway, Inc., Oslo Branch............ Norway         September 25, 1992
UPS of Portugal, Inc., Lisbon Branch........ Portugal       June 30, 1992
United Parcel Service Co., Singapore
 Branch..................................... Singapore      October 13, 1994
United Parcel Service Singapore PTE Lted.... Singapore      June 15, 1988
United Parcel Service Co., Korean Branch.... South Korea    January 3, 1990
Sociedad Iversora Sanrelman, S.A............ Spain          November 17, 1988
United Parcel Service Espana Ltd. Y
 Compania, S.R.C............................ Spain          January 1, 1993
UPS Spain, S.L.............................. Spain          March 9, 1988
United Parcel Service Sweden AB............. Sweden         January 1, 1966
United Parcel Service (Switzerland)......... Switzerland    August 28, 1986
UPS International, Inc., Taiwan Branch...... Taiwan         July 5, 1988
UPS Parcel Delivery Service Limited......... Thailand       September 28, 1988
Atexco (1991) Limited....................... United Kingdom March 6, 1985
Atlasair Limited............................ United Kingdom July 24, 1947
Carryfast Limited........................... United Kingdom August 4, 1941
IML Air Services Group Limited.............. United Kingdom February 11, 1969
United Parcel Service of America............ United Kingdom October 28, 1991
UPS (UK) Limited............................ United Kingdom October 2, 1984
UPS Limited................................. United Kingdom July 24, 1985
UPS of America Limited...................... United Kingdom March 5, 1985

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